PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED JULY 19, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________

SCHEDULE 14A

_____________________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

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Tax-Free Fixed Income Fund IV For Puerto Rico Residents, Inc.

(Name of Registrant as Specified in its Charter)

_____________________________________________________

Ocean Capital LLC
WILLIAM Heath Hawk
José R. Izquierdo II
Roxana Cruz-Rivera

_____________________________________________________

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JULY 19, 2021

2021 ANNUAL MEETING OF SHAREHOLDERS OF
Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card to elect our slate of highly-qualified nominees and for our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to July 9, 2021

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk, are significant shareholders and beneficially own in the aggregate approximately 4.91% of the outstanding shares of the Fund’s common stock, par value $0.01 (the “Common Stock”), of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with the election of our three (3) nominees to the board of directors of the Fund (the “Board”) and our proposal to repeal any provision or amendment to the Fund’s Amended and Restated By-Laws (the “Bylaws”) adopted subsequent to July 9, 2021, each at the annual meeting of shareholders scheduled to be held virtually at 2:00 p.m., Eastern Time, on July 29, 2021, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are therefore furnishing this proxy statement and the enclosed BLUE Proxy Card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.      To elect Ocean Capital’s slate of three (3) director nominees, José R. Izquierdo II, William Heath Hawk and Roxana Cruz-Rivera (the “Nominees”), to serve as Class II, Class II and Class I directors, respectively, on the Board, with the Class II directors to serve three-year terms or until their respective successors are duly elected and qualified and the Class I director to serve for a term that coincides with the remaining term of the other Class I directors or until her successor is duly elected and qualified, in opposition to the Fund’s director nominees (Proposal 1);

2.      To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP (“EY”), as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022 (Proposal 2); and

3.      To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 3).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies. According to the Fund’s proxy statement, any shareholder wishing to participate in the Annual Meeting by means of remote communication can do so. According to the Fund’s proxy statement, if you owned shares of Common Stock as of the record date for the Annual Meeting, June 9, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021, and according to the Fund’s proxy statement, when you register, please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. According to the Fund’s proxy statement, Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed BLUE Proxy Card are first being furnished to shareholders on or about July [•], 2021.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-23678.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope today.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope.

REASONS FOR OUR SOLICITATION

As one of the largest shareholders of the Fund, Ocean Capital LLC has nominated a slate of three (3) highly-qualified Nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002) (Proposal 1), and put forth a proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 3).

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all shareholders. We believe shareholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives.

We urge you to support our Proposals by voting the BLUE Proxy Card today, which we believe will help unlock value for investors.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board is currently composed of seven (7) directors, three (3) of whom are up for election at the Annual Meeting by holders of Common Stock, one as a Class I director for a term that coincides with the remaining term of the other Class I directors, which naturally expires at the annual meeting of shareholders to be held in 2023, or until his successor has been duly elected and qualified and two as Class II directors each for a term expiring at the annual meeting of shareholders to be held in 2024 (the “2024 Annual Meeting”) and until their successors have been duly elected and qualified. We are seeking your support at the Annual Meeting to elect each of our three (3) highly qualified Nominees in opposition to the Fund’s Class I and Class II director nominees, as applicable, with Ms. Cruz-Rivera to serve a term that coincides with the remaining term of the other Class I directors or until her successor is duly elected and qualified and Messrs. Izquierdo and Hawk to serve three-year terms expiring at the 2024 Annual Meeting or until their respective successors have been duly elected and qualified. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, business address, age, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five (5) years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. None of the Nominees have a family relationship with any of the other Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
José R. Izquierdo II, 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918 (38)	N/A	N/A

Managing Member of Main Line Ventures LLC, a consulting firm, since 2018;

Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, from 2017 to 2018;

Principal at The Law Offices of José R. Izquierdo II, from 2013 to 2016

				N/A	N/A
Roxana Cruz-Rivera, 1000 San Roberto St. Reparto Loyola, San Juan, Puerto Rico 00926 (46)	N/A	N/A

RSM Puerto Rico, LLC, a consulting firm, Tax Director, since 2020;

Vidal, Nieves & Bauzu, LLC, a law firm, Corporate and Tax Special Counsel, from 2018 to 2020;

Puerto Rico Treasury Department, Deputy Secretary of the Treasury, from 2017 to 2018;

Tax and Legal Consultant and Advisor, Independent Law Practitioner, from 2013 to 2016

				N/A	N/A

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
William Heath Hawk, Metro Office Park, 8 St. 1, Suite 401, Guaynabo, San Juan, Puerto Rico 00968 (50)	N/A	N/A

President and Chief Executive Officer of First Southern, LLC, a financial services company, since 2016;

Ocean Capital LLC, a company formed to invest in various opportunities in the financial arena and to transact any lawful business in Puerto Rico financial arenas, Managing Member, since December 31, 2014;

Managing Partner of Phorcys Capital Partners, a financial services company, since 2014;

President and Chief Executive Officer of First Southern Securities, LLC, a financial services company, from 2010 to 2020

				N/A	N/A

José R. Izquierdo II, age 38, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. Ocean Capital believes Mr. Izquierdo’s extensive leadership experience at both the public and private sectors makes him qualified to serve as a director of the Fund.

Roxana Cruz-Rivera, age 46, has more than 20 years of legal experience in a broad range of Puerto Rico and federal tax issues affecting large institutions. She is experienced as an income tax professor, government tax specialist, policy developer and legal business counselor. Ms. Cruz-Rivera has served as Tax Director of the Tax Advisory Services Division of RSM Puerto Rico, LLC, a consulting firm, since 2020. From 2018 to 2020, she practiced law as corporate and tax special counsel at Vidal, Nieves & Bauzu, LLC, a law firm. She served as Deputy Secretary of the Treasury of the Puerto Rico Treasury Department from 2017 to 2018, where she assisted the Secretary of the Treasury in the supervision and direction of the Department. She was an independent law practitioner from 2013 to 2016 and provided legal counsel to multinational business clients specializing in pharma, tourism, manufacturing and energy. She served as Director and Legal Counsel at Puerto Rico Industrial Development Company from 2009 to 2013, partner at Goldman Antonetti & Cordova, a law firm, from 2005 to 2009, and legal advisor in the Puerto Rico Department of Treasury from 2002 to 2005. Mr. Cruz-Rivera also served as an adjunct professor at Universidad del Sagrado Corazon from 2003 to 2006. Ms. Cruz-Rivera received a B.B.A. in accounting, cum laude, from the University of Puerto Rico, a Juris Doctorate, magna cum laude, from the University of Puerto Rico School of Law, and an L.L.M. in taxation from the New York University School of Law. Ocean Capital believes Ms. Cruz-Rivera’s extensive legal and counseling experience at both the public and private sectors makes her qualified to serve as a director of the Fund.

William Heath Hawk, age 50, has over 25 years of experience in high-yield municipal bond sales and trading. Mr. Hawk began his career in 1994 as a trading assistant for a regional bond dealer and moved into various sales and trading positions in the industry. Mr. Hawk was instrumental in creating the distressed municipal bond operation for

Bergen Capital, a BB&T Corporation affiliate, while managing the Atlanta office until 2009. Mr. Hawk co-founded First Southern Securities, LLC, a financial services company, in 2010 where he served as the President and Chief Executive Officer until 2020. First Southern Securities, LLC was transitioned to First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients, where Mr. Hawk has served as the President and Chief Executive Officer since 2016 and serves on its Investment Committee. Mr. Hawk has also served as Managing Partner of Phorcys Capital Partners, a financial services company, since 2014 and the Managing Member of Ocean Capital, a company formed to invest in various opportunities in the financial arena and to transact any lawful business in Puerto Rico financial arenas, since December 31, 2014. Mr. Hawk is a 1994 graduate of Florida State University with a BBA in Finance and holds the FINRA Series 4, 7, 9, 10, 24, 50, 53, 63 and 65. Ocean Capital believes Mr. Hawk’s vast investment management experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of July 19, 2021.

The information in the following table has been furnished to us by the respective Nominees. The percentages used below are based upon the 30,400,301 shares of Common Stock outstanding as disclosed in the Fund’s proxy statement for the Annual Meeting:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
José R. Izquierdo II 70 Ponce de Leon Ave., Suite 160, San Juan, Puerto Rico 00918	0	N/A
Roxana Cruz-Rivera 1000 San Roberto St. Reparto Loyola, San Juan, Puerto Rico 00926	0	N/A
William Heath Hawk Metro Office Park, 8 St. 1, Suite 401, Guaynabo, San Juan, Puerto Rico 00968	1,493,464 (consisting of (i) 8,805 shares of Common Stock directly owned and (ii) 1,484,659 shares of Common Stock owned by Ocean Capital LLC, which Mr. Hawk as a member of Ocean Capital LLC may be deemed to beneficially own)	4.91%
All Nominees as a group (three persons)	1,493,464 (consisting of (i) 8,805 shares of Common Stock directly owned by Mr. Hawk and (ii) 1,484,659 shares of Common Stock owned by Ocean Capital LLC, which Mr. Hawk as a member of Ocean Capital LLC may be deemed to beneficially own)	4.91%

Ocean Capital believes that none of the Nominees presently is, and if elected as a director of the Fund, none of the Nominees would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that our Nominees are not elected to the Board at the Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating director candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A — Information Concerning the Nominees and Participants (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of us has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Fund’s proxy statement, the Fund has proposed that the shareholders ratify the Audit Committee’s appointment of EY as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2022. If the shareholders fail to ratify the election, the Fund has indicated that it will reconsider whether to retain EY as its independent registered public accounting firm but may determine to do so. The Fund has also disclosed in the Fund’s proxy statement that even if the appointment is ratified by shareholders, the Audit Committee may change the appointment at any time during the year if it determines that the change would be in the best interests of the Fund and its shareholders.

Additional information regarding this proposal is contained in the Fund’s proxy statement.

Other than as described elsewhere in this Proxy Statement, none of us has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL

PROPOSAL NO. 3

PROPOSAL TO REPEAL BYLAW PROVISIONS AND AMENDMENTS

We have submitted the following proposal for shareholder approval at the Annual Meeting:

Proposal

“RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. adopted by the Board without the approval of the [Fund’s] stockholders subsequent to July 9, 2021 be and are hereby repealed.”

The reason for conducting this business at the Annual Meeting is to ensure that the will of the Fund’s shareholders with respect to the Nominees at the Annual Meeting is upheld and not be thwarted by any unilateral Bylaw provision or amendment adopted by the Board after we submitted our nomination notice to the Fund on July 9, 2021. While we are not aware of any such provisions or amendments to the Bylaws, we urge shareholders to adopt this proposal to prevent any possible interference with the shareholder franchise and our right as shareholders of the Fund to present business at the Annual Meeting for shareholders to consider and vote upon. We believe the approval of this proposal is necessary to safeguard the integrity of the contested Annual Meeting so that shareholders will not be deprived of considering and voting on our Nominees and the Proposal.

Other than as described elsewhere in this Proxy Statement, none of us has any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE BYLAWS ADOPTED WITHOUT SHAREHOLDER APPROVAL SUBSEQUENT TO JULY 9, 2021 ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on June 9, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders will be entitled to one vote at the Annual Meeting for each share of Common Stock issued and outstanding as of the close of business on the Record Date. According to the Fund’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2021, there were 30,400,301 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date.

Shareholders, including those who expect to attend the Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election the Nominees, FOR the ratification of the selection of EY, as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022, FOR Ocean Capital’s proposal to repeal any provision of, or amendment to, the Bylaws adopted subsequent to July 9, 2021 by the Board without shareholder approval, and, pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, in the discretion of the persons named herein as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

The presence at the Annual Meeting, in person or by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker, bank or other custodian, you hold those shares in “street name” and are not a registered shareholder. A registered holder may vote directly at the Annual Meeting by attending the Annual Meeting virtually and voting his or her shares at the meeting. Shareholders whose shares are held in “street name” may vote their shares at the Annual Meeting only if they obtain legal proxies from the registered holder of their shares and register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the Annual Meeting provided that a quorum is present.

Proposal to Ratify the Selection of EY as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022 — Provided that a quorum has been established, Proposal 2 requires the affirmative vote of a majority of the Fund’s shares present in person or by proxy at the Annual Meeting.

Proposal to Repeal Bylaw Provisions and Amendments — Provided that a quorum has been established, Proposal 3 requires the affirmative vote of a majority of the Fund’s shares present in person or by proxy at the Annual Meeting.

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation and the Bylaws provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the Annual Meeting, but will not be treated as votes cast for Proposal 1. Abstentions, therefore, will have no effect on Proposal 1, but will have the effect of “against” votes on Proposals 2 and 3. Broker non-votes will not be treated as votes present at the Annual Meeting and will not be treated as votes cast for any of Proposals 1, 2 or 3. Broker non-votes, therefore, will have no effect on any of these proposals.

Because of the contested nature of the Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on any of the Proposals 1, 2 or 3 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters may be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Shareholders of the Fund may, but need not, revoke their proxies at any time prior to exercise either by attending the Annual Meeting and voting his or her shares of Common Stock virtually or by submitting a letter of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital c/o Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Ocean Capital LLC, Metro Office Park, 8 St. 1, Ste 401, Guaynabo, San Juan, Puerto Rico 00968-1772, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of a majority of the issued and outstanding shares as of the close of business on the Record Date. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they held as of the close of business on the Record Date. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $265,000. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $128,000.

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of shareholders of the Fund, proposals by shareholders and persons nominated for election as directors by shareholders must be delivered to the Fund’s Secretary at its principal office no less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice must be given not more than ten (10) days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund will have previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder proposals and nominations for consideration at the Fund’s 2022 annual meeting of shareholders is based on information contained in the Fund’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Securities Exchange Act of 1934.

We are asking you to vote FOR the election of our Nominees and FOR our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without shareholder approval subsequent to July 9, 2021. We make no recommendation with respect to the ratification independent registered public accounting firm.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s administrator is UBS Trust Company of Puerto Rico (“UBS Trust PR”), which is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico, a division of UBS Trust PR, serves as the Fund’s investment adviser and is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBS Financial Services Incorporated of Puerto Rico (“UBS Financial Services Puerto Rico”) serves as the Fund’s principal underwriter and is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, no person owns of record or beneficially 5% or more of the shares of Common Stock other than as of the Record Date, 18,094,131 shares of Common Stock were held of record by UBS Financial Services, Inc., as custodian for UBS Financial Services Puerto Rico, representing 100% of non-discretionary accounts, of which none represents account holdings of 5% or more of the Common Stock.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

July [•], 2021

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders who held shares of Common Stock as of the close of business on the Record Date, June 9, 2021, are entitled to be present and to vote at the Annual Meeting. Each share of Common Stock issued and outstanding as of the close of business on the Record Date will entitle its holder to one vote at the Annual Meeting.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees and Proposal 3. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

According to the Fund’s proxy statement, any shareholder wishing to participate in the Annual Meeting must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021, and, when you register, please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. According to the Fund’s proxy statement, Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting. Shareholders whose shares are held in “street name” must obtain legal proxies from their brokers, banks, trust companies or other nominees and follow the link above to register their shares, in order to participate in the Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” three (3) of the Nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” three (3) Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the proposal to repeal any bylaw provisions and amendments described in this Proxy Statement (Proposal 3).

We make no recommendation with respect to the ratification of the selection of EY as the independent auditors of the Fund for the fiscal year ended March 31, 2022 (Proposal 2).

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        delivering a written revocation or a later dated proxy for the Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

•        attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the Annual Meeting and register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021 in order to attend the meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Ocean Capital and the Nominees. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Ocean Capital will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominees and Proposal 2. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s shareholders for the Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $265,000. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $128,000.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to Liana Loyola, the Secretary of the Fund, 250 Muñoz Rivera Avenue American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated three (3) highly-qualified individuals for election as directors at the Annual Meeting: José R. Izquierdo II, Roxana Cruz-Rivera and William Heath Hawk.

This proxy solicitation is being made by Ocean Capital and the Nominees. Ocean Capital and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of July 19, 2021, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,493,464 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital) representing approximately 4.91% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon the 30,400,301 shares of Common Stock outstanding as disclosed in the Fund’s proxy statement for the Annual Meeting. Ocean Capital may be deemed to beneficially own 1,484,659 shares of Common Stock.

As of July 19, 2021, Mr. Hawk may be deemed to beneficially own 1,493,464 shares of Common Stock, consisting of (i) 8,805 shares of Common Stock directly owned and (ii) 1,484,659 shares of Common Stock owned by Ocean Capital, which Mr. Hawk as Managing Member of Ocean Capital may be deemed to beneficially own, representing approximately 4.91% of the Fund’s outstanding shares of Common Stock.

As of July 19, 2021, neither Mr. Izquierdo nor Ms. Cruz-Rivera beneficially own any shares of Common Stock or has entered into any transactions in securities of the Fund during the past two years. Each Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his or her pecuniary interest therein.

Except as set forth in this Proxy Statement, none of the Nominees nor any of their Immediate family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he or she does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by certain members of Ocean Capital, see Appendix B — Transactions in Securities of the Fund During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

None of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Izquierdo is Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. The principal occupation of Ms. Cruz-Rivera is Tax Director of the Tax Advisory Services Division of RSM Puerto Rico, LLC, a consulting firm. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The Principal business of Ocean Capital is a company formed to invest in various opportunities in the financial arena and to transact any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Izquierdo is 70 Ponce de Leone Ave., Suite 160, San Juan, Puerto Rico 00918. The principal business address of Ms. Cruz-Rivera is 1000 San Roberto St. Reparto Loyola, San Juan, Puerto Rico 00926. The principal business address of each of Mr. Hawk and Ocean Capital is Metro Office Park, 8 St. 1, Suite 401, Guaynabo, San Juan, Puerto Rico 00968.

Each of the Nominees is a citizen of the United States of America.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two (2) years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the Annual Meeting and (ii) no Nominee has purchased or sold any securities of the Fund’s investment adviser or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director, or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or his or her Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or (viii) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his or her Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his or her Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of July 19, 2021:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
José R. Izquierdo II	none	none
Roxana Cruz-Rivera	none	none
William Heath Hawk	over $100,000	over $100,000

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or her or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

APPENDIX B

TRANSACTIONS IN SECURITIES OF THE FUND DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	8,327	12/2/2020
Purchase of Common Stock	5,224	12/22/2020
Purchase of Common Stock	400,000	12/31/2020
Purchase of Common Stock	30,760	1/21/2021
Purchase of Common Stock	5,000	1/25/2021
Purchase of Common Stock	25,000	1/29/2021
Purchase of Common Stock	6,261	2/2/2021
Purchase of Common Stock	2,107	2/8/2021
Purchase of Common Stock	125	2/12/2021
Purchase of Common Stock	57,800	2/16/2021
Purchase of Common Stock	3,920	2/23/2021
Purchase of Common Stock	910,699	4/1/2021
Purchase of Common Stock	7,280	4/6/2021
Purchase of Common Stock	2,000	4/16/2021
Purchase of Common Stock	10,000	4/22/2021
Purchase of Common Stock	1,910	5/10/2021
Purchase of Common Stock	8,246	5/18/2021

Ocean Capital sold unsecured notes to a group of investors and used $3,756,553 of the proceeds to acquire the Fund’s common stock. The principal amount of the unsecured notes associated with such proceeds was $3,756,553 as of July 19, 2021. Except as stated above, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Appendix B was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	4,000	10/29/2020
Sale of Common Stock	(4,000)	12/15/2020
Purchase of Common Stock	6,305	5/13/2021
Purchase of Common Stock	2,500	5/21/2021
Purchase of Common Stock	2,695	6/25/2021
Sale of Common Stock	(2,695)	7/1/2021

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Appendix B was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

B-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy FOR the election of Ocean Capital’s Nominees, FOR Proposal 2 and FOR Proposal 3 by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card, and returning it in the postage-paid envelope provided. We make no recommendation with respect to Proposal 2 and intend to vote our shares of Common Stock FOR that proposal.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.morrowsodali.com

B-2

BLUE PROXY CARD PRELIMINARY COPY - SUBJECT TO COMPLETIONTax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.THIS PROXY SOLICITATION IS BEING SOLICITED ON BEHALF OF OCEAN CAPITAL LLC AND THE OTHER PARTICIPANTS OF THE SOLICITATION2021 Annual Meeting of StockholdersThe undersigned hereby appoints William Heath Hawk and Michael Verrechia, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re- substitution, and hereby authorizes them to represent and to vote all of the shares of common stock of Tax- Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Company”), as that the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders scheduled to be held virtually on July 29, 2021 at 2 p.m. Eastern Time, including any adjournments or postponements thereof (the “Annual Meeting”).If this proxy is properly executed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3 and at the discretion of the proxy holders with respect to such other matters as may properly come before the Annual Meeting to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company’s nominees will serve if elected with any of Ocean Capital’s nominees.(Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy MaterialsThe Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/Oceancapital

Ocean Capital recommends you vote “FOR” the following nominees: 1. Ocean Capital’s proposal to elect its three director nominees, each to serve as a director on the Board of Directors (the “Board”) with a term specified in Ocean Capital’s proxy statement or until his or her respective successor is duly elected and qualified. Nominees01. José R. Izquierdo II 02. William Heath Hawk 03. Roxana Cruz-Rivera FOR ALL WITHHOLD ALLPLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below: Ocean Capital does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated By-Laws, as amended (the” Bylaws”), and applicable law. In addition, Ocean Capital has reserved the right to nominate substitute person(s) depending on thesize of the Board and number of candidates up for election to the Board at the Annual Meeting. In any such case, shares of commonstock represented by this proxy card will be voted for such substitute nominee(s). Ocean Capital makes no recommendation on proposal 2and intends to vote “FOR” the proposal2. Company’s Proposal: To ratify the selection of Ernst &Young LLP, as independent auditors of the Fund for thefiscal year ending March 31, 2022.Ocean Capital recommends you vote “FOR” Proposal 33. Ocean Capital’s Proposal: To repeal any provision of, oramendment to, the Bylaws adopted by the Board withoutthe approval of the Company’s stockholders subsequentto July 9, 2021. Please mark voteas indicated in thisexample FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly)Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give full title assuch. Joint owners should each sign personally. All holders must sign. If acorporation or partnership, please sign in full corporate or partnershipname, by authorized officer.TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDEDTO AUTHORIZE YOUR PROXYBY TELEPHONE OR INTERNETQUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE ( :Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returnedyour BLUE proxy card.AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/Oceancapital. You will beasked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower righthand corner of this form.OPTION A: You are encouraged to review each proposal and select a voting choice before you submit yourproxy. Please press 0 in order to vote on each proposal separately.OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submita proxy. If you select this option, your shares will be voted in accordance with the recommendationsmade by the Board of Directors.Call ★ ★ Toll Free ★ ★[•]There is NO CHARGE to you for this callCONTROL NUMBERfor Telephone/Internet Proxy AuthorizationInternet and Telephone voting is available through 11:59 P.M.Eastern Time on the day before the Annual Meeting.FOR ALL EXCEPT